UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 28, 2006
TRM CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Oregon (State or Other Jurisdiction of Incorporation)	0-19657 (Commission File Number)	93-0809419 (IRS Employer Identification No.)
5208 N.E. 122nd Avenue
Portland, Oregon 97230
(Address of Principal Executive Offices) (Zip Code)
(503) 257-8766
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
     On March 28, 2006, TRM Corporation issued a press release announcing that it will issue its earnings press release for the fourth quarter and full year ending December 31, 2005, on Thursday, March 30, 2006. The press release also announced that the Company will present those financial results in a conference call to be held on March 30, 2006 at 4:30 p.m. Eastern Standard Time. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Exhibits
     (d) Exhibits. The following exhibits are furnished with this Current Report on Form 8-K:

No.	Description
99.1
Press Release dated March 28, 2006, announcing that the Company will issue its earnings press release for the fourth quarter and full year ending December 31, 2005, on Thursday, March 30, 2006, and that the Company will present those financial results during a conference call to be held March 30, 2006, at 4:30 p.m. Eastern Standard Time.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRM Corporation
Date: March 28, 2006	By:	/s/ Daniel E. O’Brien
Daniel E. O’Brien
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1
Press Release dated March 28, 2006, announcing that the Company will issue its earnings press release for the fourth quarter and full year ending December 31, 2005, on Thursday, March 30, 2006, and that the Company will present those financial results during a conference call to be held March 30, 2006, at 4:30 p.m. Eastern Standard Time.

4